                                                                Quarterly Report
                                                                  April 30, 2000


                           [LOGO OF ITALY FUND INC.]

================================================================================

Dear Fellow Shareholder:

We are pleased to present the quarterly report for The Italy Fund Inc. ("Fund") for the three months ended April 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the sections that follow. We hope you find this report useful and informative.

Special Shareholder Notices
This is to inform you that Phillip Goldstein and Glenn Goodstein were elected to the Fund's Board of Directors at the Fund's annual meeting of shareholders on May 10, 2000. They join Dr. Paul Hardin, Mr. George Pavia and Mr. Heath B. McLendon as members of the Board of Directors. Messrs. Goldstein and Goodstein were elected to serve a three-year term. The selection of KPMG LLP as independent accountants for the fiscal year ending January 31, 2001 was ratified. Also approved by shareholders was a non-binding shareholder proposal that the Board of Directors take steps to convert the Fund to an open-end structure. The actual vote results will be presented in the next shareholder report, the semi-annual report for the six months ended July 31, 2000.

On May 22, 2000, The Italy Fund announced a long-term capital gain distribution of $1.2944 per share and $0.2297 per share in ordinary income. As of May 17, 2000, net assets of the Fund were $168,624,780 and its NAV per share was $20.94 based on 8,051,514 shares outstanding.

Andamento -- Performance/1/
For the three-month period ended April 30, 2000, the Fund returned 8.52% based on net asset value. In comparison, the Morgan Stanley Capital International Italy Index ("MSCI Italy"),/2/ the Milan MIBtel 30 Index ("MIBtel Index")/3/ and BCI General Index/4/ returned a negative 2.02%, a positive 1.80% and a positive 2.66%, respectively, for the same time period.

After a strong rally in January and February, the MIBtel Index declined approximately 15% in mid-March, as many investors began to favor "New

--------------
1 Please note that the Fund's holdings are subject to change and any discussion of holdings is as of April 30, 2000. Please refer to pages 7 and 8 for a complete list and percentage breakdown of the Fund's holdings.

2 The Morgan Stanley Capital International Italy Index is comprised of 50 companies traded on the Milan Stock Exchange.

3 The Milan MIBtel 30 Index is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market cap.

4 The BCI General Index is comprised of 296 companies traded on the Milan Stock Exchange.

================================================================================

Economy" stocks over "Old Economy"stocks. (The "New Economy" refers to technology, media and telecommunications ("TMT") companies. The "Old Economy" refers to those well-established, blue-chip companies.)

During the period, however, the performance of many long-neglected value stocks began to improve, and shares of several TMT companies declined during the period. (Value stocks are shares of those companies that are believed to be undervalued relative to the overall market but have good longer-term business prospects.)

La Borsa e l'Economia Italiano -- The Stock Market and the Italian Economy
The growth of Italy's Gross Domestic Product ("GDP") in 1999 remained weak in comparison to the rest of the European Union countries - Austria, Germany, the Netherlands, Belgium, Greece, Portugal, Denmark, Ireland, Spain, Finland, Sweden, France, Luxembourg and the United Kingdom. We are confident, however, that Italy's economy is beginning to demonstrate signs of a turnaround, as witnessed by the recent increase in export growth.

Inflation, as represented by the Consumer Price Index ("CPI"), recently has increased, reaching a 2.5% year-on-year in March, a three-year high, driven mainly by the increase in oil prices. However, due to liberalization measures implemented in many industries such as telecommunications and utilities in addition to a stabilization in wages, we anticipate that prices may remain stable, generally in line with the euro average. (The euro is the single currency of the European Monetary Union that was adopted by 11 member states on January 1, 1999. These are Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland.)

Italy's monetary policy has been driven by the decisions of the European Central Bank ("ECB"). During the past three years, the decline of interest rates in Italy has been significant, reflecting both lower inflation and the elimination of the lira's exchange-rate risk, as this currency is now irrevocably tied to the other EMU currencies. While the fall in real short-term interest rates has been noteworthy since the end of 1998, we believe that, despite recent rate increases by the ECB, the positive effect on Italy's economy due to these interest rate cuts has not yet become pronounced.

We anticipate a further decline in Italy's deficit as a percentage of GDP in 2000 (from 1.9% in 1999 to about 1.3%). Our expectations for a decline in the deficit may be due entirely to current spending cuts and lower interest payments, according to official projections. (Of course, there are no guarantees that our expectations will be realized.)

================================================================================

La Nostra Strategia -- Our Strategy
We utilize a 'bottom-up' approach to stock selection in The Italy Fund, meaning that we look for solid companies with strong growth prospects rather than trying to define specific economic or market trends. Our belief is that good companies come in many different shapes and sizes, and should thrive over the long term regardless of the latest financial trend.

Earnings growth forecasts for most of Europe are higher, with the exception of Italy. We believe Italy remains in a period of recovery. However, investors have recently viewed the TMT industries positively due to a succession of profitable mergers and acquisitions. In Italy's bond market, with the exchange rate fixed, in our view, Italian long-term rates, should maintain only a small spread over comparable German rates (of 20 to 30 basis points/5/). We also believe that there may only be a small residual risk of default in select Italian bonds.

During the period, the following companies were added to the Fund's portfolio:

 . Mediaset, a news organization that has benefited from strong advertising revenues

 .  BayerischeVita,  a life insurance company

 .  Gucci, a fashion company that recently purchased the fashion house of Yves
   Saint Laurent

 .  Buzzi Unicem Risp, a construction company

 . San Paolo-IMI, a financial services company that continues to increase sales by implementing a strategy aiming to improve efficiency through technological advances

The Fund also participated in the initial public offering of e-Biscom, Italy's high-speed data and wire communications company. We then subsequently eliminated our holding in e-Biscom, locking in a 37.5% profit.

We reduced the Fund's holdings in banking companies BIPOP and Banca Fideuram, as both positions in our view, became too large despite excellent fundamentals. Additionally, the following companies were eliminated from the Fund's portfolio during the period:

 .  Despite strong subscriber growth, we eliminated telecommunications company
   Tiscali after the stock had reached a high of 1,197 Euros versus its IPO price of 43 Euros in October 1999.

 . We tendered Buffetti into Seat Pagine Gialle, the "yellow pages"telephone directory company, which is acquiring Telecom Italia's Internet business.


-----------
5  A basis point is 0.01% or one one-hundredth of a percent.

================================================================================

We also reduced the Fund's holdings in Telecom Italia. We reduced the Fund's position in Telecom Italia ("TI") in order to participate in Olivetti and increase the Fund's holding in Tecnost. It is widely believed that Mr. Colaninno, CEO of TI, will shorten the command and control chain by acquiring the 27% of Tecnost that Olivetti does not own. Olivetti currently owns 73% of Tecnost, which in turn owns 55% of TI (and TI owns 60% of TIM). Bell Group, a Luxembourg investment vehicle led by Mr. Colaninno, controls Olivetti with a 29% stake. A merger between Olivetti and Tecnost would dilute Bell Group's holding to an estimated 20%, which could make Olivetti an easier takeover target.

The Fund's holdings of TI, TIM, Fideuram, BiPop, L'Espresso and Buffetti had doubled in price during the November 1999 through January 2000 period. However, during the last three-month period, these stocks declined. In addition, the Fund's holdings in ENI and Generali offered competitive returns during the period.

Uno Sguardo al Futuro -- A Look at the Future
Stock price valuations in Italy continue to be less expensive than the rest of Europe. Italy is selling at 10.9 times 2000 price-to-cash flow,/6/ while Europe is at 12.7 times price-to-cash flow and the U.S. at 17.1 times price-to-cash flow. Based on price-to-book/7/ valuations, Italy is also more inexpensive, 3.1 times vs. 3.5 times for Europe. Due to restructuring and a lower tax rate (IRAP effect), we anticipate corporate profits may grow by about 28% and 15% in 2000 and 2001, respectively.

Due to the many changes currently taking place in Italian corporations, we maintain a positive outlook on the stocks of select Italian companies. The management of many Italian corporations has demonstrated, in our view, a commitment to implementing strategies that look to proactively expand their respective businesses, recognizing the importance of enhancing shareholder value and the increasing relevance of compensation through stock options. We believe that the shares of many Italian companies, presently undervalued relative to their European counterparts, represent compelling investment opportunities.

Moreover, in our opinion, the euro is substantially undervalued. We also believe that the Italian stock market may move higher in the future, largely due to a continuing switch by individual investors from bond mutual funds to stock mutual funds./8/

------------
6 The price-to-cash flow is the current share price divided by cash flow per share for the past twelve months. Cash flow is a measure of a company's financial health. It equals cash receipts minus cash payments over a given period of time.

7 The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.

8  Of course, no guarantees can be made that this will come to pass.

================================================================================

In closing, thank you for your investment in The Italy Fund Inc. We look forward to diligently serving your investment needs in this new millennium as we did in the old.

Sincerely,


/s/ Heath B. McLendon                        /s/ Mario d'Urso

Heath B. McLendon                            Mario d'Urso
Chairman                                     President


/s/ Rein W. van der Does

Rein W. van der Does
Vice President and Investment Officer

May 23, 2000

================================================================================

The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
April 30, 2000 (unaudited)

               [GRAPH]


Utilities**                        0%
Automotive                         4%
Banking                           24%
Construction                       3%
Consumer Cyclical Textiles         4%
Consumer Staples - Food            3%
Consumer Staples - Retail          2%
Energy Exploration                 2%
Energy - International             5%
Engineering                        1%
Insurance                         11%
Miscellaneous                      0%**
Media Group                       12%
Telecommunications - Telephone    20%
Telecommunications - Wireless      9%


BCI Index Sectorial Structure
--------------------------------------------------------------------------------
April 30, 2000 (unaudited)

         [GRAPH]

Automotive                 3%
Textiles                   1%
Banking                   24%
Construction               1%
Energy                     6%
Food                       2%
Insurance                 10%
Paper & Printing           8%
Telecommunications        39%
Miscellaneous              6%


*   As a percentage of total investments.
**  Represents less than 0.1%.

================================================================================

The Italy Fund Inc.
Schedule of Investments
April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

   Shares                        Security                              Value
--------------------------------------------------------------------------------
COMMON STOCK -- 100%

Automotive -- 3.9%
  331,250     Brembo S.p.A .......................................   $ 4,143,153
  800,000     Ducati Motor Holding S.p.A.* .......................     2,114,222
                                                                     -----------
                                                                       6,257,375
                                                                     -----------
Banking -- 24.5%
1,000,000     Banca Fideuram S.p.A ...............................    14,921,673
  100,000     Banca Popolare Commercio e Industria+ ..............     2,514,284
  700,000     Banca Popolare di Milano+ ..........................     4,199,374
  120,000     BIPOP - Carire S.p.A ...............................    10,932,353
  500,000     San Paolo - IMI S.p.A...............................     7,035,258
                                                                     -----------
                                                                      39,602,942
                                                                     -----------
Construction -- 2.7%
1,000,000     Buzzi Unicem S.p.A.di Risp NC** ....................     4,428,932
                                                                     -----------
Consumer Cyclical Textiles -- 3.8%
   70,000     Gucci Group N.V.-- NY Registered Shares+ ...........     6,133,750
                                                                     -----------
Consumer Staples - Food -- 3.2%
  544,027     Autogrill S.p.A.+ ..................................     5,198,183
                                                                     -----------
Consumer Staples - Retail -- 1.7%
  140,000     Industrie Natuzzi S.p.A. ADR+ ......................     1,540,000
  260,000     Recordati S.p.A. di Risp NC** ......................     1,239,900
                                                                     -----------
                                                                       2,779,900
                                                                     -----------
Energy Exploration -- 2.5%
  800,000     Saipem S.p.A. ......................................     3,957,970
                                                                     -----------
Energy - International -- 4.9%
1,600,000     ENI S.p.A. .........................................     7,943,645
                                                                     -----------
Engineering -- 0.8%
  180,000     Danieli & Co........................................       781,624
  266,750     Danieli & Co. di Risp NC** .........................       554,974
                                                                     -----------
                                                                       1,336,598
                                                                     -----------

See Notes to Financial Statements.

================================================================================

The Italy Fund Inc.
Schedule of Investments
April 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

   Shares                                   Security                   Value
--------------------------------------------------------------------------------
Insurance -- 11.1%
  494,999     Alleanza Assicurazioni S.p.A.+ .....................  $  5,084,293
  300,000     Assicurazioni Generali S.p.A.+ .....................     8,532,528
  600,000     Bayerische Vita S.p.A.+.............................     4,346,914
                                                                    ------------
                                                                      17,963,735
                                                                    ------------
Miscellaneous -- 0.1%
    4,220     ETF Group# .........................................       135,351
                                                                    ------------
Media Group -- 12.1%
  403,316     Gruppo Editoriale L'Espresso+ ......................     5,718,974
  400,000     Mediaset S.p.A.+....................................     6,616,058
1,641,000     Seat - Pagine Gialle S.p.A. ........................     7,223,014
                                                                    ------------
                                                                      19,558,046
                                                                    ------------
Telecommunications - Telephone -- 19.5%
1,500,000     Olivetti S.p.A. ....................................     4,948,374
2,000,000     Tecnost S.p.A. .....................................     7,095,405
  900,000     Telecom Italia S.p.A.+ .............................    12,620,815
1,100,000     Telecom Italia S.p.A. di Risp NC**+ ................     6,901,752
                                                                    ------------
                                                                      31,566,346
                                                                    ------------
Telecommunications - Wireless -- 8.9%
1,100,000     Telecom Italia Mobile S.p.A.+.......................    10,530,560
1,000,000     Telecom Italia Mobile S.p.A. di Risp NC**+..........     3,894,908
                                                                    ------------
                                                                      14,425,468
                                                                    ------------
Utilities -- 0.3%
   25,000     ACEA S.p.A..........................................       407,809
                                                                    ------------
              TOTAL INVESTMENTS
              AT VALUE -- 100%
              (Cost -- $104,506,610++)............................  $161,696,050
                                                                    ============

--------------
*   Non-income producing security.
**  Risp NC - Risparmio Non-Convertible (non-covertible savings shares).
+   All or a portion of this security is on loan (See Note 6).
#   Security restricted as to re-sale (See Note 4).
++  Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

================================================================================

The Italy Fund Inc.

Statement of Assets and Liabilities
April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $104,506,610) .....................  $161,696,050
Foreign currency, at value (Cost -- $4,341,698) ..................     4,143,366
Cash .............................................................       803,577
Collateral for securities on loan (Note 6) .......................    37,822,883
Receivable for securities sold ...................................     2,532,795
Dividends and interest receivable ................................       682,579
                                                                    ------------
Total Assets .....................................................   207,681,250
                                                                    ------------
LIABILITIES:
Payable for securities on loan (Note 6) ..........................    37,822,883
Payable for securities purchased .................................       413,409
Management fees payable ..........................................       234,942
Accrued expenses .................................................        89,976
                                                                    ------------
Total Liabilities ................................................    38,561,210
                                                                    ------------
Total Net Assets .................................................  $169,120,040
                                                                    ============
NET ASSETS:
Par value of capital shares ......................................  $     80,999
Capital paid in excess of par value ..............................    72,805,009
Undistributed net investment income ..............................     1,356,990
Accumulated net realized gain from investments ...................    37,980,137
Net unrealized appreciation of investments and foreign currencies.    56,896,905
                                                                    ------------

Total Net Assets
(Equivalent to $20.88 a share on 8,099,914 shares of $0.01
par value outstanding;20,000,000 shares authorized) ..............  $169,120,040
                                                                    ============


See Notes to Financial Statements.

================================================================================

The Italy Fund Inc.

Statement of Operations
For the Three Months Ended April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ......................................................  $     809,496
Interest .......................................................         64,864
Less: Foreign withholding tax ..................................       (117,246)
                                                                  --------------
Total Investment Income.........................................        757,114
                                                                  --------------
EXPENSES:
Management fees (Note 2) .......................................        430,480
Custody ........................................................         29,574
Audit and legal ................................................         21,399
Trustees' fees .................................................         20,990
Shareholder communications .....................................         13,585
Shareholder and system servicing fees ..........................         11,541
Other ..........................................................          3,854
                                                                  --------------
Total Expenses .................................................        531,423
                                                                  --------------
Net Investment Income ..........................................        225,691
                                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
  Security transactions (excluding short-term securities).......     27,558,996
  Foreign currency transactions.................................       (537,083)
                                                                  --------------
Net Realized Gain...............................................     27,021,913
                                                                  --------------
Change in Net Unrealized Appreciation of Investments
and Foreign Currencies:
  Beginning of period ..........................................     70,793,392
  End of period.................................................     56,896,905
                                                                  --------------
Decrease in Net Unrealized Appreciation.........................    (13,896,487)
                                                                  --------------
Net Gain on Investments and Foreign Currencies..................     13,125,426
                                                                  --------------
Increase in Net Assets From Operations..........................  $  13,351,117
                                                                  ==============


See Notes to Financial Statements.

================================================================================

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Three Months Ended April 30, 2000 (unaudited)
and the Year Ended January 31, 2000
--------------------------------------------------------------------------------


                                                            April 30        January 31
                                                         -------------    -------------
OPERATIONS:
Net investment income .................................  $     225,691    $   1,049,168
Net realized gains ....................................     27,021,913       31,648,704
Increase (decrease) in net unrealized appreciation ....    (13,896,487)         948,607
                                                         -------------    -------------
Increase in Net Assets From Operations ................     13,351,117       33,646,479
                                                         -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................             --       (2,060,542)
Net realized gains ....................................             --      (24,858,556)
                                                         -------------    -------------
Decrease in Net Assets From
  Distributions to Shareholders .......................             --      (26,919,098)
                                                         -------------    -------------
FUND SHARE TRANSACTIONS (NOTE 7)
Treasury stock acquired ...............................     (4,961,943)     (13,678,215)
                                                         -------------    -------------
Decrease in Net Assets From
  Fund Share Transactions .............................     (4,961,943)     (13,678,215)
                                                         -------------    -------------
Increase (Decrease) in Net Assets .....................      8,389,174       (6,950,834)

NET ASSETS:
Beginning of period ...................................    160,730,866      167,681,700
                                                         -------------    -------------
End of period* ........................................  $ 169,120,040    $ 160,730,866
                                                         =============    =============
* Includes undistributed net investment
  income of ...........................................  $   1,356,990    $   1,668,382
                                                         =============    =============

See Notes to Financial Statements.

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The Italy Fund Inc.
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"),a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized

================================================================================

The Italy Fund Inc.
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

gains and net assets were not affected by this change;and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

For the three months ended April 30, 2000, SSB received no brokerage commissions.

3. Investments

During the three months ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ......................................................   $ 33,935,241
                                                                   ============
Sales ..........................................................   $ 35,206,530
                                                                   ============

At April 30,2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..................................   $ 62,220,974
Gross unrealized depreciation ..................................     (5,031,534)
                                                                   ------------
Net unrealized appreciation ....................................   $ 57,189,440
                                                                   ============

================================================================================

The Italy Fund Inc.
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:


              Number of   Acquisition     4/30/00     Value Per   Percentage of
Security        Shares       Date        Fair Value      Unit      Net Assets       Cost
---------     ---------   -----------    ----------   ---------   -------------   --------
ETF Group       4,220      3/13/2000      $135,351      $32.07        0.08%       $297,774

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2000, the Fund had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for the Fund was $37,919,920.

================================================================================

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At April 30, 2000, the cash collateral received for these securities on loan was invested as follows:

Security Description                                                  Value
================================================================================
Time Deposits:
Abbey National, London, 6.080% due 5/2/00                           $ 1,908,646
ABN AMRO Bank, London, 6.080% due 5/2/00                              1,908,646
Allied Irish, London, 6.080% due 5/2/00                               1,908,646
Banco Bilbao Viz Aregentaria, Milan, 6.080% due 5/2/00                1,908,646
Banco Santander Ch Sa, London, 6.063% due 5/1/00                      1,908,646
Bayerische Hypo-Und Vereinsbk, 6.063% due 5/1/00                      1,908,646
Bayerische Landesbank, London, 6.080% due 5/2/00                      1,908,646
Caisse de Depots et Consign, Paris, 6.063% due 5/1/00                 1,908,646
Commerzbank AG, Frankfurt, 6.080% due 5/2/00                          1,908,646
Credit Commerciale, London, 6.120% due 5/2/00                         1,908,646
Credit Communal de Belgique, 6.063% due 5/1/00                        1,908,646
Dresdner Bank, 6.080% due 5/l/00                                      1,908,646
Fortis Bank, London, 6.080% due 5/2/00                                1,908,646
Halifax PLC, 6.080% due 5/2/00                                        1,908,646
National Bank of Australia, London, 6.080% due 5/2/00                 1,908,646
Rabobank, London, 6.080% due 5/2/00                                   1,908,646
Societe Generale, 6.094% due 5/2/00                                   1,908,646
Toronto Dominion, London, 6.080% due 5/2/00                           1,908,646
Unibank G.C., 6.063% due 5/1/00                                         989,964
Union Bank of Switzerland, G.C., 6.063% due 5/1/00                      568,645
Westdeutsche Landesbank, London, 6.063% due 5/l/00                    1,908,646
--------------------------------------------------------------------------------
Total                                                               $37,822,883
================================================================================

In addition to the above noted cash collateral, the Fund received securities collateral with a market value of $1,126,761.

Income earned by the Fund from securities loaned for the three months ended April 30, 2000 was $45,386.

7. Capital Stock

At April 30, 2000, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. As of April 30, 2000, repurchased shares totalled 1,403,175.

================================================================================

The Italy Fund Inc.
Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                    2000(1)         2000          1999          1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period ........................   $    19.24      $   18.09     $   14.49     $    11.94     $    9.56    $    9.82
                                                 ----------      ---------     ---------     ----------     ---------    ---------
Income (Loss) From Operations:
  Net investment income ......................         0.03           0.12          0.17           0.07          0.10         0.15
  Net realized and unrealized gain (loss) ....         1.50           3.94          3.82           2.50          2.52        (0.39)
                                                 ----------      ---------     ---------     ----------     ---------    ---------

Total Income (Loss) From Operations ..........         1.53           4.06          3.99           2.57          2.62        (0.24)
                                                 ----------      ---------     ---------     ----------     ---------    ---------

Gain (Loss) From Repurchase of
    Treasury Stock ...........................         0.11           0.27          0.07             --            --           --
                                                 ----------      ---------     ---------     ----------     ---------    ---------
Less Distributions From:
  Net investment income ......................           --          (0.24)        (0.20)         (0.02)        (0.24)       (0.02)
  Net realized gains .........................           --          (2.94)        (0.26)            --            --           --
                                                 ----------      ---------     ---------     ----------     ---------    ---------

Total Distributions ..........................           --          (3.18)        (0.46)         (0.02)        (0.24)       (0.02)
                                                 ----------      ---------     ---------     ----------     ---------    ---------
Net Asset Value, End of Period ...............   $    20.88      $   19.24     $   18.09     $    14.49     $   11.94    $    9.56
                                                 ==========      =========     =========     ==========     =========    =========
Market Value, End of Period ..................   $   18.125      $  16.688     $  14.938     $   12.125     $  10.000    $   8.250
                                                 ==========      =========     =========     ==========     =========    =========
Total Return, Based on
  Market Value (2) ...........................         8.61%++       35.61%        26.96%         21.53%        24.49%       (5.51)%
                                                 ==========      =========     =========     ==========     =========    =========
Total Return, Based on
  Net Asset Value (2) ........................         8.52%++       29.10%        28.66%         21.59%        28.27%       (2.43)%
                                                 ==========      =========     =========     ==========     =========    =========
Net Assets, End of Period (000's) ............   $  169,120      $ 160,731     $ 167,682     $  137,712     $ 113,433   $   90,841
                                                 ==========      =========     =========     ==========     =========    =========
Ratios to Average Net Assets:
  Net investment income ......................         0.50%+         0.68%         0.58%          0.61%         0.97%        1.12%
  Expenses (3) ...............................         1.18+          1.23          1.22           1.29          1.42         1.42
Portfolio Turnover Rate ......................           20%            28%           22%            16%           47%          58%

------------
(1) For the three months ended April 30, 2000 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

================================================================================

The Italy Fund Inc.
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                              Net Increase
                                                                       Net Realized          (Decrease) in
                            Investment          Net Investment        and Unrealized           Net Assets
                           Income (Loss)         Income (Loss)          Gain (Loss)         From Operations
                        -------------------   -------------------   -------------------   -------------------
                                       Per                   Per                   Per                   Per
Quarter Ended               Total     Share      Total      Share      Total      Share      Total      Share
                        -----------   -----   ----------   ------   -----------   -----   -----------   -----
April 30, 1998.........  $  146,182   $0.02   $ (326,512)  $(0.03)  $25,944,182   $2.73   $25,617,670   $2.70
July 31, 1998..........   2,658,231    0.28    2,148,071     0.23     5,682,751    0.60     7,830,822    0.83
October 31, 1998.......     207,822    0.02     (255,194)   (0.03)  (17,814,957)  (1.87)  (18,070,151)  (1.90)
January 31, 1999.......    (102,909)  (0.01)    (628,555)   (0.07)   22,888,424    2.47    22,259,869    2.40
April 30, 1999.........     194,353    0.02     (289,898)   (0.03)   (2,892,195)  (0.33)   (3,182,093)  (0.36)
July 31, 1999..........   2,483,951    0.29     2,020,175    0.23    (3,929,497)  (0.46)   (1,909,322)  (0.22)
October 31, 1999.......      59,189    0.01     (392,546)   (0.05)     (373,073)  (0.04)     (765,619)  (0.09)
January 31, 2000.......     203,844    0.02     (288,563)   (0.03)   39,792,076    4.76    39,503,513    4.73
April 30, 2000.........     757,114    0.09      225,691     0.03    13,125,426    1.62    13,351,117    1.65

================================================================================

The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

================================================================================

The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.


                              --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

================================================================================

The Italy Fund Inc.
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND
ADMINISTRATOR

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

ADVISORY BOARD

Pierre Henchoz
Dott. Pietro Manes

DIRECTORS

Paolo M. Cucchi
Dr. Paul R. Hardin
Heath B. McLendon
George M. Pavia
Mario d'Urso
James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

--------------------------------------------------------------------------------

This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

--------------------------------------------------------------------------------


                              The Italy Fund Inc.

                             388 Greenwich Street
                           New York, New York 10013
                                (212) 816-6082
                                 FD01141 6/00